UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________

          Date of Report                                    April 23, 2003
          --------------
(Date of earliest event reported):

                            Badger Paper Mills, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)

           Wisconsin                                             39-0143840
           ---------                     0-00795                 ----------
        (State or other                  -------                (IRS Employer
jurisdiction of incorporation)   (Commission File Number)    Identification No.)

      200 West Front Street, P. O. Box 149, Peshtigo, Wisconsin 54157-0149
      --------------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (715) 582-4551
                                 --------------
                         (Registrant's telephone number)

Item 5.   Other Events and Regulation FD Disclosure.
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     On April 23, 2003, Badger Paper Mills, Inc. (the "Company") issued a press release announcing the appointment of Ronald E. Swanson as President and Chief Executive Officer of the Company, and the resignation of Robert A. Olah, the Company's current President and Chief Executive Officer. A copy of the press release is furnished as Exhibit 99 hereto and is incorporated by reference herein.

Item 7.   Financial Statements and Exhibits.
-------   ----------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibit is being filed herewith:

               (99) Badger Paper Mills, Inc. Press Release dated April 23, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BADGER PAPER MILLS, INC.

Date:    April 23, 2003

                                      By: /s/ William H. Peters
                                         ---------------------------------------
                                          William H. Peters
                                          Vice President, Chief Financial
                                           Officer, Secretary and Treasurer

                            BADGER PAPER MILLS, INC.

                   Exhibit Index to Current Report on Form 8-K
                              Dated April 23, 2003

Exhibit
 Number
-------

  (99)       Badger Paper Mills, Inc. Press Release dated April 23, 2003